Kayne Anderson Portfolio
Historical Statements of Revenue and Certain Expenses of Acquisition Properties
National Storage Affiliates Trust

INDEPENDENT AUDITORS’ REPORT
To National Storage Affiliates Trust
We have audited the accompanying combined statements of revenue and certain expenses of the Kayne Anderson Portfolio for the year ended December 31, 2015, and the related notes to the combined financial statements.
MANAGEMENT’S RESPONSIBILITY FOR FINANCIAL STATEMENTS
Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statements that are free from material misstatement, whether due to fraud or error.
AUDITORS’ RESPONSIBILITY
Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements of revenue and certain expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
OPINION
In our opinion, the combined financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the combined financial statements of the Kayne Anderson Portfolio for the year ended December 31, 2015, in accordance with U.S. generally accepted accounting principles.
BASIS OF ACCOUNTING
As described in Note 1 to the combined financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of revenue and expenses of the Kayne Anderson Portfolio. Our opinion is not modified with respect to this matter.

/s/ EKS&H LLLP

Denver, Colorado
January 26, 2017

Kayne Anderson Portfolio

Combined Statements of Revenue and Certain Expenses
For the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015
(dollars in thousands)

	2016	2015
	(Unaudited)
Revenue
Rental revenue	$11,751	$14,150
Other property-related revenue	707	858
Total revenue	12,458	15,008
Certain Expenses
Property operating expenses	3,177	4,043
Real estate taxes	1,194	1,319
Supervisory and administrative fees	781	952
Total certain expenses	5,152	6,314
Revenue in excess of certain expenses	$7,306	$8,694

The accompanying notes are an integral part of these combined statements of revenue and certain expenses.

Kayne Anderson Portfolio
Notes to Combined Statements of Revenue and Certain Expenses
(dollars in thousands)

1.	BASIS OF PRESENTATION

On November 10, 2016, National Storage Affiliates Trust (“NSA”) acquired twenty-six self storage properties (the “Kayne Anderson Portfolio”) located in four states, from unrelated third party sellers controlled by Kayne Anderson Real Estate Advisors, LLC.

The accompanying combined statements of revenue and certain expenses (the “Statements”) of the Kayne Anderson Portfolio have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the Kayne Anderson Portfolio for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Kayne Anderson Portfolio.

The unaudited interim combined statements of revenue and certain expenses for the period from January 1, 2016 through September 30, 2016, were prepared on the same basis as the combined statements of revenue and certain expenses for the year ended December 31, 2015, and reflects all adjustments, consisting of only normal recurring adjustments, which are, in the opinion of management necessary for a fair presentation of the results of the unaudited interim period. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition. Management has determined that all of the leases associated with the Kayne Anderson Portfolio are operating leases, which generally may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.

Advertising Costs. Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $324 (unaudited) and $332 for the nine months ended September 30, 2016 and the year ended December 31, 2015, respectively.

Repairs and Maintenance. Major replacements and betterments that improved or extended the life of the Kayne Anderson Portfolio were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $147 (unaudited) and $242 for the nine months ended September 30, 2016 and the year ended December 31, 2015, respectively.

3.	RELATED PARTY TRANSACTIONS

During the period of the report, the Kayne Anderson Portfolio is subject to agreements entered into with Extra Space Management, Inc. (“Extra Space”) that provide for a fee equal to 6% of gross revenue (as defined in the agreements and subject to a minimum). The amounts incurred under these agreements are included in supervisory and administrative fees in the accompanying statements. The services provided by Extra Space consist of supervis

Kayne Anderson Portfolio
Notes to Combined Statements of Revenue and Certain Expenses
(dollars in thousands)

ory, administrative, leasing and related services.

The employees responsible for operation of the Kayne Anderson Portfolio are employees of Extra Space. The amounts charged by Extra Space for salaries, wages and benefits for the Kayne Anderson Portfolio are included in property operating expenses and amounted to $1,342 (unaudited) and $1,662 for the nine months ended September 30, 2016 and the year ended December 31, 2015, respectively.

4.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through January 26, 2017, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.